Ex-99.16

                        POWER OF ATTORNEY


       Edmund L. Benson, III, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997


                            /s/ Edmund L. Benson, III
                            Edmund L. Benson, III

                                                         Ex-99.16

                        POWER OF ATTORNEY


       James Ermer, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997


                            /s/ James Ermer
                            James Ermer

                                                         Ex-99.16

                        POWER OF ATTORNEY


       William H. Grigg, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997


                            /s/ William H. Grigg
                            William H. Grigg

                                                         Ex-99.16

                        POWER OF ATTORNEY


       Thomas F. Keller, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997


                            /s/ Thomas F. Keller
                            Thomas F. Keller

                                                         Ex-99.16

                        POWER OF ATTORNEY


       A. Max Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as an officer of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997


                            /s/ A. Max Walker
                            A. Max Walker

                                                         Ex-99.16

                        POWER OF ATTORNEY


       Charles B. Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997


                            /s/ Charles B. Walker
                            Charles B. Walker

                                                         Ex-99.16

                        POWER OF ATTORNEY


       Thomas S. Word, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio, and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997


                            /s/ Thomas S. Word, Jr.
                            Thomas S. Word, Jr.

                                                         Ex-99.16

                        POWER OF ATTORNEY


       Richard H. Rose, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as an officer of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997


                            /s/ Richard H.Rose
                            Richard H. Rose

                                                         Ex-99.16

                        POWER OF ATTORNEY


       Carl E. Mundy, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Richard H. Blank, Jr., Robert M. Kurucza, Marco E. Adelfio and Steven G. Cravath, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations Fund, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement(s) on Form N-14 pursuant to the 1933 Act, and to qualify or register for sale any securities in any state including specifically, but without limiting the generality of the foregoing, the power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, such Registration Statement(s), and any and all amendments thereto, filed with the Securities and Exchange Commission under the 1933 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  February 6, 1997



                            /s/ Carl E. Mundy, Jr.
                            Carl E. Mundy, Jr.